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                                                                EXHIBIT 10(q)(4)



                THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT



     This THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT ("Third Amendment") is made as of this 28th day of August, 1996 by and among Credit Acceptance Corporation, a Michigan corporation ("Company"), Credit Acceptance Corporation UK Limited, a corporation organized under the laws of England ("Permitted Borrower"), Comerica Bank and the other banks signatory hereto (individually, a "Bank" and collectively, the "Banks") and Comerica Bank, as agent for the Banks (in such capacity, "Agent").

                                    RECITALS

     A. Company, Permitted Borrower, Agent and the Banks entered into that certain Amended and Restated Credit Agreement dated as of January 8, 1996, as amended by First Amendment dated April 19, 1996 and the Second Amendment dated as of July 1, 1996 (as so amended, the "Credit Agreement") under which the Banks renewed and extended (or committed to extend) credit to the Company, as set forth therein;

     B. The Company and the Permitted Borrower have requested that Agent and the Banks agree to make certain amendments to the Credit Agreement and consent to specified transactions, and Agent and the Banks are willing to do so, but only on the terms and conditions set forth in this Third Amendment.

     NOW THEREFORE, Company, Permitted Borrower, Agent and the Banks agree:

1. Section 7.9 of the Credit Agreement (Fixed Charge Coverage Ratio) is hereby amended by deleting the ratio "2.0 to 1" in the third line thereof and replacing it with the ratio "2.5 to 1".

     2. Section 8.2 (Business Purpose) is hereby amended by adding the following language immediately following the words "casualty insurance" and before the ";" in the third line thereof:

     "unless the Company or such Subsidiary shall maintain reinsurance of its underwriting risk with a third party(ies) rated "A-" or better by Standard & Poor's Ratings Group or "A3" or better by Moody's Investor's Services, Inc. for all of

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     the Company's or such Subsidiary's exposure in excess of one hundred percent (100%) of the premiums written by the Company or such Subsidiary.".

     3. Section 8.8(f) (Investments in Floor Plan Receivables and Notes Receivables) is hereby amended by deleting the words "five percent (5%)" beginning in the second line thereof and replacing them with the words "ten percent (10%)".

     4. Section 8.13 of the Credit Agreement is amended and restated in its entirety as follows:

           "8.13 Amendment of Senior Debt or Future Debt Documents. Except with the prior written approval of Agent and the Majority Banks, amend, modify or otherwise alter (or suffer to be amended, modified or altered) or waive (or permit to be waived) in any material respect, any documents or instruments evidencing or otherwise related to Senior Debt or Future Debt so as to shorten the original maturity date or amortization schedule thereof, or amend, modify or otherwise alter (or suffer to be amended, modified or altered) any documents or instruments evidencing or otherwise related to Senior Debt or Future Debt to include (or enter into any Future Debt Documents which include) any covenants or other provisions, other than a provision not more onerous to the Company than Section 6.18 of the note purchase agreements governing the New Senior Debt as in effect on the date of issuance thereof, that require, for the amendment of any term or provision of this Agreement, or the waiver of any term or provision hereof, the approval or consent of any other creditor of the Company."


     5.    New Section 8.14 is added to the Credit Agreement, as follows:

           "8.14 Amendment of Subordinated Debt Documents. Amend, modify or otherwise alter (or suffer to be amended, modified or altered) any of the material terms and conditions of those documents or instruments evidencing or otherwise related to Subordinated Debt or waive (or permit to be waived) any such provision thereof in any

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           material respect, without the prior written approval of Agent and the Majority Banks. For purposes of those documents and instruments evidencing or otherwise related to the Subordinated Debt, any increase in the original interest rate or principal amount, any shortening of the original amortization, any change in any default, remedial or other repayment terms, any change in or waiver of conditions contained therein which are required under or necessary for compliance with this Agreement or the other Loan Documents or any change in the subordination provisions contained therein, shall (without reducing the scope of this Section 8.14) be deemed to be material."

     6. Schedule 6.15 (Litigation-Company) is amended and restated in its entirety by the attached Schedule A.

     7. Notwithstanding the requirements set forth in Section 1.65 of the Credit Agreement (defining "Future Debt"), the Banks hereby consent to the Company's incurring, as Future Debt, up to $70,000,000 in additional Debt (defined herein and for purposes of the Credit Agreement, as "New Senior Debt") pursuant to that certain "Term Sheet $70 Million Senior Unsecured Notes Credit Acceptance Corporation", attached hereto as Exhibit "A" (the "Term Sheet"), provided that both immediately before and immediately after such additional Debt is incurred, no Default or Event of Default (whether or not related to such additional Debt, and taking into account the incurring of such additional
Debt) has occurred and is continuing.

     8. This Third Amendment shall become operative upon satisfaction by the Company and the Permitted Borrower, on or before August 31, 1996, of the following conditions:

          (a) Agent shall have received counterpart originals of this Third Amendment, in each case duly executed and delivered by Company, the Permitted Borrower and the Banks, in form satisfactory to Agent and the Banks;

          (b) Agent shall have received from the Company and the Permitted Borrower a certification that all necessary actions have been taken by such parties to authorize execution and delivery of this Third Amendment, supported by such

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     resolutions or other evidence of corporate authority or action as reasonably required by Agent and the Majority Banks; and

          (c) Company (i) has issued, concurrently with the date upon which this Third Amendment becomes operative, and in compliance with paragraph 7 of this Third Amendment, the New Senior Debt and (ii) has entered into an amendment to the Senior Debt Documents substantially in the form of the second amendment attached to the Term Sheet.

If the foregoing conditions have not been satisfied or waived on or before August 31, 1996, this Third Amendment shall lapse and be of no further force and effect.

     9. Company and Permitted Borrower ratify and confirm, as of the date hereof, each of the representations and warranties set forth in Sections 6.1 through 6.22, inclusive, of the Credit Agreement and acknowledge that such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Credit Agreement.

     10. Except as specifically set forth above, this Third Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents, or to constitute a waiver by the Banks or Agent of any right or remedy under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

     11. Unless otherwise defined to the contrary herein, all capitalized terms used in this Third Amendment shall have the meaning set forth in the Credit Agreement.

     12. This Third Amendment may be executed in counterpart in accordance with
Section 13.10 of the Credit Agreement.

                    [signatures follow on succeeding pages]



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     WITNESS the due execution hereof as of the day and year first above written.


      COMERICA BANK,                 CREDIT ACCEPTANCE CORPORATION
       as Agent




      By: ________________________   By: _____________________________

      Its: _______________________   Its: ____________________________
      One Detroit Center
      500 Woodward Avenue
      Detroit, Michigan 48226
      Attention: Douglas Busk
                                     CREDIT ACCEPTANCE CORPORATION
                                          UK LIMITED

                                     By: _____________________________

                                     Its: ____________________________



      BANKS:

      COMERICA BANK                  LASALLE NATIONAL BANK



      By:___________________________ By:___________________________

      Its:__________________________ Its:__________________________



      THE FIRST NATIONAL BANK        BANK HAPOALIM, B.M.
      OF CHICAGO




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      By:__________________________ By:___________________________

      Its:_________________________ Its:__________________________


                                    By:___________________________

                                    Its:__________________________





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FIFTH THIRD BANK OF            HARRIS TRUST AND SAVINGS BANK
NORTHWESTERN OHIO, N.A.



By:__________________________  By:___________________________

Its:_________________________  Its:__________________________




MERCANTILE BANK OF ST. LOUIS   THE BANK OF NEW YORK
NATIONAL ASSOCIATION


By:__________________________  By:___________________________

Its:_________________________  Its:__________________________




THE SUMITOMO BANK, LIMITED,
CHICAGO BRANCH



By:__________________________

Its:_________________________


By:__________________________

Its:_________________________




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